Exhibit 10.2

Schedule 2.1 to the Deferred Compensation and Benefits Trust Agreement

Benefit Plans and Other Arrangements Subject to Trust

(1) Sunoco, Inc. Executive Retirement Plan (“SERP”);

(2) Sunoco, Inc. Deferred Compensation Plan;

(3) Sunoco, Inc. Pension Restoration Plan;

(4) Sunoco, Inc. Savings Restoration Plan;

(5) Sunoco, Inc. Special Executive Severance Plan;

(6) Sunoco, Inc. Executive Involuntary Deferred Compensation Plan;

(7) The funding of the Sunoco, Inc. Special Employee Severance Plan necessary to provide benefits in accordance with the terms of such Plan to only those employees then in grades 11 through 13.

(8) The entire funding for all the Indemnification Agreements with the executives set forth below shall be Five Million Dollars ($5,000,000) in the aggregate:

(1) Anne-Marie Ainsworth [s]	(18) Joseph P. Krott

(2) Elizabeth G. Bilotta	(19) Michael S. Kuritzkes [j]

(3) Vincent J. Brigandi, Jr.	(20) Brian P. MacDonald

(4) Michael J. Colavita	(21) Joel H. Maness [b]

(5) Robert N. Deitz	(22) Christopher J. Minnich [m]

(6) Terence P. Delaney [i]	(23) Ann C. Mulé [p]

(7) Michael H. R. Dingus [a]	(24) Paul A. Mulholland [f]

(8) John G. Drosdick [c]	(25) Rolf D. Naku [g]

(9) Lynn L. Elsenhans [t]	(26) Marie A. Natoli

(10) Bruce G. Fischer [n]	(27) Robert W. Owens

(11) Stacy L. Fox	(28) John D. Pickering

(12) Peter J. Gvazdauskas [l]	(29) Bruce D. Rubin [k]

(13) Marilyn Heffley	(30) Thomas J. Scargle

(14) Frederick A. Henderson [q]	(31) Michael J. Thomson [r]

(15) Michael J. Hennigan [h]	(32) Charles K. Valutas [d]

(16) Thomas W. Hofmann [e]	(33) Charmian Uy

(17) Vincent J. Kelley [o]	(34) Dennis Zeleny

NOTES:

a.	Mr. Dingus retired as a Senior Vice President of Sunoco, Inc., effective June 1, 2008.
b.	Mr. Maness stepped down as an Executive Vice President of Sunoco, Inc., effective July 9, 2007. He continued on a part-time basis as Strategic Advisor on refining and supply issues reporting directly to the Company’s President, until his retirement from the Company, effective January 1, 2008.

c.	Mr. Drosdick retired as Chief Executive Officer and President of Sunoco, Inc., effective August 8, 2008.
d.	Mr. Valutas retired as a Senior Vice President of Sunoco, Inc., effective September 1, 2008.
e.	Mr. Hofmann retired as Chief Financial Officer and Senior Vice President of Sunoco, Inc., effective December 1, 2008.
f.	Mr. Mulholland retired as Treasurer of Sunoco, Inc., effective December 1, 2008.
g.	Mr. Naku ceased being a Senior Vice President of Sunoco, Inc., effective December 1, 2008.
h.	Mr. Hennigan stepped down as a Senior Vice President of Sunoco, Inc., effective May 15, 2009, at which time he accepted an executive officer position with a Sunoco, Inc. subsidiary.
i.	Mr. Delaney ceased being Interim Chief Financial Officer of Sunoco, Inc., effective August 31, 2009.
j.	Mr. Kuritzkes ceased being Senior Vice President and General Counsel of Sunoco, Inc., effective March 1, 2010.
k.	Mr. Rubin ceased being a Senior Vice President, Sunoco Chemicals of Sunoco, Inc., effective March 31, 2010.
l.	Mr. Gvazdauskas stepped down as Manager, Corporate Finance, of Sunoco, Inc., effective March 22, 2010, at which time he accepted an executive officer position with a Sunoco, Inc. subsidiary.
m.	Mr. Minnich ceased being Vice President, Compensation & Benefits, of Sunoco, Inc., effective June 30, 2010.
n.	Mr. Fischer retired from Sunoco, Inc., effective December 1, 2010.
o.	Mr. Kelley retired from Sunoco, Inc., effective January 21, 2011.
p.	Ms. Mulé retired from Sunoco, Inc. effective March 31, 2011.
q.	Mr. Henderson stepped down as Senior Vice President of Sunoco, Inc., effective August 1, 2011, due to the separation of SunCoke Energy, Inc. from Sunoco, Inc.
r.	Mr. Thomson stepped down as Senior Vice President of Sunoco, Inc., effective August 1, 2011, due to the separation of SunCoke Energy, Inc. from Sunoco, Inc.
s.	Ms. Ainsworth ceased being a Senior Advisor of Sunoco, Inc., effective March 9, 2012.
t.	Ms. Elsenhans stepped down as Chief Executive Officer and President of Sunoco, Inc., effective March 1, 2012 and ceased being Chairman of Sunoco, Inc., effective May 3, 2012.